ForeInvestors Choice Variable Annuity – I Share

Supplement Dated March 9, 2020 to your

Prospectus dated May 1, 2019

BlackRock High Yield V.I. Fund

On February 19, 2020, the Board of Directors of BlackRock Variable Series Fund II, Inc. approved the appointment of BlackRock International Limited as sub-adviser for the above referenced Fund.

Effective March 2, 2020, the Investment Adviser/Sub-Adviser under BlackRock Variable Series Fund II, Inc. in Appendix C – Fund Data of your prospectus is deleted and replaced as follows for the BlackRock High Yield V.I. Fund – Class III:

Adviser/Sub-Adviser Prior to March 2, 2020	Adviser/Sub-Adviser as of March 2, 2020
BlackRock Advisors, LLC	BlackRock Advisors, LLC
Sub-advised by BlackRock International Limited

This Supplement Should Be Retained For Future Reference.

FIC-I-030920-SA